SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     August 13, 2003
                                                    ----------------------------


                          CNH CAPITAL RECEIVABLES INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 333-98887           39-1995297
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)            File Number)         Identification No.)



100 South Saunders Road, Lake Forest                                 60045
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (847) 735-9200
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         In the Prospectus Supplement dated May 14, 2003, issued under Registration Statement No. 333-98887, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2003-A after the addition of the additional receivables. Following below is such information:

     Composition of the Receivables as of the End of the Pre-Funding Period


   Aggregate                                         Weighted     Average
   Statistical    Number of     Weighted Average     Average      Statistical
 Contract Value   Receivables   Remaining Term     Original Term  Contract Value
--------------    -----------   ----------------   -------------- --------------
$957,550,474.10     49,514       45.823 months     52.528 months    $19,338.98


  Distribution by Receivable Type of the Receivables Pool as of the End of the
                               Pre-Funding Period

                                                                                               Percent of
                                                                                               Aggregate
                                                 Number of      Aggregate Statistical     Statistical Contract
Receivable Type                                  Receivables      Contract Value                 Value
---------------                                  -----------      --------------                 -----

Retail Installment Contracts...................    49,514         $957,550,474.10                100.00%



                 Distribution by Contract Annual Percentage Rate of the Receivables as of the End of the Pre-Funding Period



                                                                                               Percent of
                                                                                               Aggregate
                                                Number of      Aggregate Statistical     Statistical Contract
Contract APR Range                              Receivables      Contract Value                 Value
------------------                              -----------      --------------                 -----


0.000% to 0.999%...............................        8,908      $ 163,429,943.09                17.07
1.000% to 1.999%...............................        1,279         33,401,502.16                 3.49
2.000% to 2.999%...............................        5,606        116,747,578.45                12.19
3.000% to 3.999%...............................        2,859         70,869,422.68                 7.40
4.000% to 4.999%...............................        1,919         61,613,370.49                 6.43
5.000% to 5.999%...............................        6,985        227,951,277.96                23.81
6.000% to 6.999%...............................        3,297         73,671,049.63                 7.69
7.000% to 7.999%...............................        5,341         90,522,872.59                 9.45
8.000% to 8.999%...............................        5,349         66,926,033.06                 6.99
9.000% to 9.999%...............................        3,944         29,723,754.15                 3.10
10.000% to 10.999%.............................        3,066         17,996,438.12                 1.88
11.000% to 11.999%.............................          651          3,431,383.27                 0.36
12.000% to 12.999%.............................          238            988,046.56                 0.10
13.000% to 13.999%.............................           53            237,201.17                 0.02
14.000% to 19.999%.............................           19             40,600.72                 0.00
Total:.........................................       ------      ----------------               ------
                                                      49,514       $957,550,474.10              100.00%
                                                      ======       ===============       ==============

                      Distribution by Equipment Type of the
               Receivables as of the End of the Pre-Funding Period

                                                                                                   Percent of
                                                                             Aggregate              Aggregate
                                                        Number of             Statistical           Statistical
Type                                                   Receivables        Contract Value        Contract Value
----                                                   -----------        --------------        --------------

         Agricultural
           New...................................          25,866          $432,577,793.42            45.18%
           Used..................................          12,815           259,728,783.89            27.12
         Construction
           New...................................           7,939           209,314,247.65            21.86
           Used..................................           2,894            55,929,649.14             5.84
                                                       ----------        -------------------      ---------
             Total:..............................          49,514          $957,550,474.10          100.00%
                                                       ==========          ===============          =======




                    Distribution by Payment Frequency of the
               Receivables as of the End of the Pre-Funding Period




                                                                                                   Percent of
                                                                              Aggregate             Aggregate
                                                       Number of              Statistical           Statistical
Frequency                                             Receivables           Contract Value        Contract Value
---------                                             -----------           --------------        --------------

         Annual /1................................         16,711          $392,128,046.13             40.95%
         Semi-Annually...........................           1,512            34,110,633.79              3.56
         Quarterly...............................             446             7,986,835.43              0.83
         Monthly.................................          29,900           481,108,788.72             50.24
         Irregular...............................             945            42,216,170.03              4.41
                                                            -----        -----------------      ------------
         Total:..................................          49,514        $  957,550,474.10            100.00%
                                                           ======        =================            =======










--------------------
     1/  Approximately 11.40, 10.49%, 16.26%, 16.62%, 14.17%, 10.65%, 2.44%,
1.14%, 2.76%, 1.36%, 2.07% and 10.65% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

           Distribution by Current Statistical Contract Value of the
              Receivables as of the End of the Pre-Funding Period



                                                                                      Percent of
                                                               Aggregate              Aggregate
                                              Number of       Statistical           Statistical
Statistical Contract Value Range            Receivables      Contract Value         Contract Value
--------------------------------            -----------      --------------         ---------------


Up to 4,999.99................................    10,828      $29,386,663.32                3.07%
5,000.00 to 9999.99...........................     8,920       66,069,130.97                6.90
10,000.00 to 14,999.99........................     8,742      109,275,632.12               11.41
15,000.00 to 19,999.99........................     6,912      119,536,421.96               12.48
20,000.00 to 24,999.99........................     3,891       86,325,730.01                9.02
25,000.00 to 29,999.99........................     2,186       59,481,968.30                6.21
30,000.00 to 34,999.99........................     1,500       48,429,761.98                5.06
35,000.00 to 39,999.99........................     1,085       40,526,293.36                4.23
40,000.00 to 44,999.99........................       954       40,346,960.57                4.21
45,000.00 to 49,999.99........................       697       33,067,475.26                3.45
50,000.00 to 54,999.99........................       672       35,233,704.48                3.68
55,000.00 to 59,999.99........................       531       30,385,193.44                3.17
60,000.00 to 64,999.99........................       413       25,710,605.87                2.69
65,000.00 to 69,999.99........................       280       18,835,163.61                1.97
70,000.00 to 74,999.99........................       252       18,215,820.51                1.90
75,000.00 to 99,999.99........................       803       69,169,632.25                7.22
100,000.00 to 199,999.99......................       764       98,946,947.48               10.33
200,000.00 to 299,999.99......................        56       13,320,509.50                1.39
300,000.00 to 399,999.99......................        12        3,997,360.70                0.42
400,000.00 to 499,999.99......................         9        3,951,087.36                0.41
500,000.00 and over...........................         7        7,338,411.05                0.77
                                                     ---     ---------------

Total:   ..............................           49,514   $  957,550,474.10              100.00%
                                                  ======   =================              =======



                                      4


                        Geographic Distribution of the
              Receivables as of the End of the Pre-Funding Period



                                                                                         Percent of
                                                                  Aggregate              Aggregate
                                                  Number of       Statistical           Statistical
State (1)                                       Receivables      Contract Value         Contract Value
-----                                           -----------      --------------         ---------------



Alabama..........................................      585        $8,740,286.71                 0.91%
Alaska...........................................       16           316,226.85                 0.03
Arizona..........................................      358        11,675,750.96                 1.22
Arkansas.........................................    1,831        35,558,403.72                 3.71
California.......................................    1,762        44,785,500.87                 4.68
Colorado.........................................      542        12,292,813.68                 1.28
Connecticut......................................      273         5,444,860.06                 0.57
Delaware.........................................      200         4,754,989.90                 0.50
District of Columbia.............................        2            50,870.91                 0.01
Florida..........................................    1,179        23,507,853.83                 2.45
Georgia..........................................    1,835        28,583,999.47                 2.99
Hawaii...........................................       65         2,178,286.58                 0.23
Idaho............................................      710        16,549,602.78                 1.73
Illinois.........................................    1,838        41,334,375.07                 4.32
Indiana..........................................    1,661        34,867,010.49                 3.64
Iowa.............................................    1,210        32,072,295.76                 3.35
Kansas...........................................      973        21,927,512.35                 2.29
Kentucky.........................................    1,737        22,232,462.91                 2.32
Louisiana........................................      950        22,685,221.37                 2.37
Maine............................................      258         4,070,354.76                 0.43
Maryland.........................................      984        17,080,414.68                 1.78
Massachusetts....................................      255         4,832,414.33                 0.50
Michigan.........................................    1,652        30,973,662.00                 3.23
Minnesota........................................    1,790        41,326,442.36                 4.32
Mississippi......................................      834        17,583,864.03                 1.84
Missouri.........................................    1,541        27,692,966.61                 2.89
Montana..........................................      583        14,963,448.03                 1.56
Nebraska.........................................      634        17,318,111.85                 1.81
Nevada...........................................      159         4,733,591.40                 0.49
New Hampshire....................................      187         3,713,552.53                 0.39
New Jersey.......................................      664        11,398,025.30                 1.19
New Mexico.......................................      211         3,782,421.34                 0.40
New York.........................................    2,133        33,401,655.13                 3.49
North Carolina...................................    1,462        26,141,556.77                 2.73
North Dakota.....................................      596        14,042,734.91                 1.47
Ohio.............................................    1,928        31,243,141.62                 3.26
Oklahoma.........................................    1,009        18,096,248.00                 1.89
Oregon...........................................      813        15,927,202.47                 1.66
Pennsylvania.....................................    2,186        38,051,832.48                 3.97
Rhode Island.....................................       37           611,568.60                 0.06

                                      5

South Carolina...................................    1,009        13,391,399.09                 1.40
South Dakota.....................................      943        19,128,598.14                 2.00
Tennessee........................................    1,587        26,162,451.69                 2.73
Texas............................................    3,495        60,842,808.80                 6.35
Utah.............................................      271         5,398,489.12                 0.56
Vermont..........................................      312         5,010,811.43                 0.52
Virginia.........................................    1,547        22,983,837.10                 2.40
Washington.......................................      804        17,696,939.49                 1.85
West Virginia....................................      290         4,625,373.94                 0.48
Wisconsin........................................    1,499        32,705,677.00                 3.42
Wyoming..........................................      113         3,060,001.31                 0.32
Other............................................        1               553.52                 0.00
       Total:..................................     49,514      $957,550,474.10               100.00%
                                                    ======     ================               =======


(1)      Based upon billing addresses of the obligors

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CNH CAPITAL RECEIVABLES INC.
                                     (Registrant)


                                    By:    /s/ Brian O'Keane
                                           --------------------------
                                    Name:   Brian O'Keane
                                    Title:  Assistant Treasurer



Dated: August 13, 2003






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